SUB-ITEM 77 Q (1):  EXHIBITS

FEDERATED GLOBAL ALLOCATION FUND
Amendment No. 5
to the
DECLARATION OF TRUST
dated May 16, 2008


This Declaration of Trust is amended as follows:

	Strike Section 5 of Article III and substitute in its place the following:

"Section 5.  Establishment and Designation of Series or Class.
Without limiting the authority of the Trustees set forth in Article XII, Section 8, inter alia, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Global Allocation Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Class R6 Shares
Institutional Shares


	The undersigned hereby certify that the above-stated
Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 10th day of February 2016, to become effective on June 6, 2016.

	WITNESS the due execution hereof this 10th day of February 2016.


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SUB-ITEM 77 Q (1):  EXHIBITS

Exhibit E
to the
Distributor's Contract


FEDERATED GLOBAL ALLOCATION FUND

Class R6 Shares

	The following provisions are hereby incorporated and made part of the Distributor's Contract dated June 1, 2008, between the Trust and Federated Securities Corp. ("FSC") with respect to the Class R6 Shares of Federated Global Allocation Fund set forth above.
1. FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Trust.
2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.
	In consideration of the mutual covenants set forth in the Distributor's Contract dated June 1, 2008 between the Trust and
FSC, executes and delivers this Exhibit with respect to the Class
R6 Shares thereof, first set forth in this Exhibit.
	Witness the due execution hereof this 1st day of June, 2016.


	Federated Global
Allocation Fund


By: _/s/ J.
Christopher Donahue
Name: J. Christopher
Donahue
Title:  President


FEDERATED
SECURITIES CORP.


By: _/s/ Thomas E.
Territt
Name: Thomas E.
Territ
Title:  President







SUB-ITEM 77 Q (1):  EXHIBITS
CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class A Shares
S
a
l
e
s

L
o
a
d
Up to 5.5% of the public
offering price
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
0.00%
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value
1
2
b
-
1

F
e
e
As set forth in the attached
Schedule
R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred
by the Fund with respect to
holders of Class A Shares
as described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class A Shares
that are not subject to a
contingent deferred sales
charge ("CDSC") based
upon the redemption of a
"Large Ticket" purchase
made within 24 months may
be converted to any other
Share Class within the same
Fund, provided that
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class A Shares may be
exchanged for Class A
Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
5
..
5
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(C)	MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
0
0
%
$
2
5
0
,
0
0
0
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e

A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f
P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e


A
l
l
p
u
r
c
h
a
s
e
s
0
..
0
0
%

(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
L
e
s
s
t
h
a
n
$
5
0
,
0
0
0
2
..
0
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
1
..
7
5
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
1
..
5
0
%
$
2
5
0
,
0
0
0
+
0
..
0
0
%

(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in
Class A, Class B, Class C, Class F, and Class
R Shares, made or held by (or on behalf of)
the investor, the investor's spouse, and the
investor's children under age 21 (regardless
of whether the purchases or investments are
made or held directly or through an
investment professional or through a single-
participant retirement account); provided that
such purchases and investments can be linked
using tax identification numbers (TINs),
social security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an
equal or greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed
brokerage account, retirement or other fee-
based program offered by the Financial
Intermediary) and where the Financial
Intermediary has agreed with the principal
underwriter not to receive a dealer reallowance
on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with the
merger, consolidation, or acquisition of the
assets of another fund.  Further, no sales load
shall be assessed on purchases of Shares made
by a shareholder that originally became a
shareholder of a Federated Fund pursuant to the
terms of an agreement and plan of
reorganization which permits shareholders to
acquire Shares at NAV provided that such
Shares are held directly with the Fund's transfer
agent.  If the Shares are held through a financial
intermediary the sales charge waiver will not
apply;
*
	by Federated Life Members (Federated
shareholders who originally were issued shares
through the "Liberty Account", which was an
account for the Liberty Family of Funds on
February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the
Liberty Account);
*
	by Directors, Trustees, employees, former
employees and sales representatives of the
Fund, the Adviser, the principal underwriter
and their affiliates, employees of any
investment professional that sells Shares
according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.


 (I)	WAIVER OF CONTINGENT DEFFERED SALES CHARGE ON
LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%) CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days
of a previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
	of Shares originally purchased through a
program offered by a Financial Intermediary
that provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an
advanced commission on purchases under such
program;
*
	of Shares purchased with reinvested dividends
or capital gains;
*
	imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.

4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive
Growth Fund, Federated Communications Technology Fund, Federated Large
Cap Growth Fund, and Federated International Small Company Fund (the
"Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and
(iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
de
rat
ed
Eq
uit
y
Fu
nd
s


Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Em
erg
ing
Ma
rke
ts
Eq
uit
y
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Gl
ob
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
er
Co
nti
ne
nta
l
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Ma
na
ge
d
Ris
k
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ma
na
ge
d
Vo
lati
lity
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e
N
o
n
e



Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust


Fe
der
ate
d
Eq
uit
y
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust


Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Do
llar
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Re
al
Ret
urn
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Se
rie
s


Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Sto
ck
Tr
ust
0
..
0
5
%

(
d
o
r
m
a
n
t
)
N
o
n
e



Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..


Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
0
..
2
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




2.  CLASS A SHARES SUBJECT TO THE FIXED INCOME LOAD
SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e



Fe
der
ate
d
Go
ver
nm
ent
Inc
om
e
Sec
uri
ties
,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Hi
gh
Yie
ld
Tr
ust


Fed
erat
ed
Hig
h
Yie
ld
Tru
st
0
..
0
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Fu
nd
for
U.
S.
Go
ver
nm
ent
Sec
urit
ies
N
o
n
e
N
o
n
e



Fe
der
ate
d
Int
ern
ati
on
al
Ser
ies,
Inc
..


Fed
erat
ed
Glo
bal
Tot
al
Ret
urn
Bo
nd
fun
d
(for
me
rly
Fed
erat
ed
Int
ern
atio
nal
Bo
nd
Fu
nd)
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inv
est
me
nt
Ser
ies
Fu
nds
,
Inc
..


Fed
erat
ed
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Fu
nd,
Inc
..
N
o
n
e
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Inc
om
e
Tr
ust


Fed
erat
ed
Mu
nici
pal
Hig
h
Yie
ld
Ad
van
tag
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ne
w
Yo
rk
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ohi
o
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Pen
nsy
lva
nia
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Wo
rld
Inv
est
me
nt
Ser
ies,
Inc
..


Fed
erat
ed
Em
erg
ing
Ma
rke
t
De
bt
Fu
nd
N
o
n
e
N
o
n
e

3.  CLASS A SHARES SUBJECT TO THE MODIFIED FIXED INCOME
SALES LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Sh
ort-
Ter
m
Inc
om
e
Fu
nd
0
..
5
0
%
N
o
n
e




Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Sh
ort-
Int
er
me
diat
e
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Sh
ort
-
Int
er
me
dia
te
Du
rat
ion
Mu
nic
ipa
l
Tr
ust
0
..
2
5
%
N
o
n
e


4.	CLASS A SHARES SUBJECT TO THE MONEY MARKET LOAD
SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Mo
ney
Ma
rke
t
Ob
lig
ati
ons
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Res
erv
es
Fu
nd
0
..
4
5
%
N
o
n
e

5.	CLASS A SHARES SUBJECT TO THE ULTRASHORT BOND
LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Mu
nici
pal
Ult
ras
hor
t
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Flo
atin
g
Rat
e
Str
ate
gic
Inc
om
e
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Ult
ras
hor
t
Du
rati
on
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Ult
ras
hor
t
Bo
nd
Fu
nd
0
..
3
0
%
N
o
n
e

6.	CLASS A SHARES NOT PARTICIPATING IN THE LARGE
TICKET PURCHASE PROGRAM

Multi
ple
Class
Com
pany
S
e
r
i
e
s
Feder
ated
Fixed
Inco
me
Secur
ities,
Inc.
F
e
d
e
r
a
t
e
d

M
u
n
i
c
i
p
a
l

U
l
t
r
a
s
h
o
r
t

F
u
n
d
Feder
ated
Inco
me
Secur
ities
Trust
F
e
d
e
r
a
t
e
d

S
h
o
r
t
-
T
e
r
m

I
n
c
o
m
e

F
u
n
d

F
e
d
e
r
a
t
e
d

F
l
o
a
t
i
n
g

R
a
t
e

S
t
r
a
t
e
g
i
c

I
n
c
o
m
e

F
u
n
d
Feder
ated
Instit
ution
al
Trust
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

U
l
t
r
a
s
h
o
r
t

D
u
r
a
t
i
o
n

F
u
n
d
Feder
ated
Short
-
Inter
medi
ate
Durat
ion
Muni
cipal
Trust

Feder
ated
Total
Retur
n
Series
, Inc.
F
e
d
e
r
a
t
e
d

U
l
t
r
a
s
h
o
r
t

B
o
n
d

F
u
n
d


SUB-ITEM 77 Q (1):  EXHIBITS

CLASS B SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter. Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount Allocated
Class B Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
Up to 5.5% of the share price at
the time of purchase or
redemption, whichever is lower
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%) of
the average daily net asset value
1
2
b
-
1

F
e
e
Up to 75 basis points (0.75%) of
the average daily net asset value
R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Class B Shares as described in
Section 3 of the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES
For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
After Class B Shares have been held
for eight years from the date of
purchase, they will automatically
convert into Class A Shares.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class B Shares may be exchanged for
Class B Shares of any other Fund.
In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	EXCEPTIONS TO BASIC ARRANGEMENTS
For purposes of Rules 6c-10 and 22d-1 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in contingent deferred sales charges payable upon redemption are as follows:
	(A)	BASIC CDSC SCHEDULE
S
h
a
r
e
s

H
e
l
d

U
p

t
o
:

T
o
:
H
a
v
e

A

C
D
S
C

O
f
:
1

y
e
a
r
5
..
5
0

%
2

y
e
a
r
s
4
..
7
5

%
3

y
e
a
r
s
4
..
0
0

%
4

y
e
a
r
s
3
..
0
0

%
5

y
e
a
r
s
2
..
0
0

%
6

y
e
a
r
s
1
..
0
0

%
7

y
e
a
r
s
0
..
0
0

%
8

y
e
a
r
s
C
o
n
v
e
r
t

t
o

C
l
a
s
s

A

S
h
a
r
e
s

	(B)	WAIVER OF CDSC
Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:
*
following the death of the last surviving
shareholder or post-purchase disability, as defined
in Section 72(m)(7) of the Internal Revenue Code
of 1986;
*
	due to the termination of a trust following the death
of the trustor/grantor or beneficiary, provided that
the trust document specifically states that the trust
is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement Account
or other retirement plan as required under the
Internal Revenue Code;
*
of Shares that were reinvested within 120 days of a
previous redemption;
*
of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates, employees
of any investment professional that sells Shares
according to a sales agreement with the principal
underwriter, by the immediate family members of
the above persons, and by trusts, pension or profit-
sharing plans for the above persons;
*
of Shares originally purchased through a program
offered by a Financial Intermediary that provides
for the purchase of Shares without imposition of a
sales charge (for example, a wrap account, self-
directed brokerage account, retirement, or other
fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary
has agreed with the principal underwriter not to
receive an advanced commission on purchases
under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account for
not meeting the minimum balance requirements;
and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


	(C) SYSTEMATIC WITHDRAWAL PROGRAM
Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic Withdrawal Program as described in the applicable prospectus and statement of additional information.

4.	REDEMPTION FEE
For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class
B Shares redeemed due to the death of the last surviving shareholder on the account.

SCHEDULE OF FUNDS
OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B Shares on the terms set forth in the Class B Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.
CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE
Multi
ple
Class
Comp
any
Series
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Feder
ated
Equit
y
Funds
:


Federa
ted
Absol
ute
Return
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Clover
Value
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
InterC
ontine
ntal
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Kaufm
ann
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Kaufm
ann
Small
Cap
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
MDT
Mid-
Cap
Growt
h
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Equit
y
Incom
e
Fund,
Inc.
0
..
7
5
%
N
o
n
e



Feder
ated
Fixed
Incom
e
Securi
ties,
Inc.:


Federa
ted
Strate
gic
Incom
e Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Globa
l
Alloca
tion
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Gover
nment
Incom
e
Securi
ties,
Inc.
0
..
7
5
%
N
o
n
e



Feder
ated
High
Incom
e
Bond
Fund,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Feder
ated
Incom
e
Securi
ties
Trust:


Federa
ted
Capita
l
Incom
e Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Fund
for
U.S.
Gover
nment
Securi
ties
0
..
7
5
%
N
o
n
e
Federa
ted
Muni
and
Stock
Advan
tage
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Intern
ationa
l
Series
, Inc.:


Federa
ted
Global
Total
Return
Bond
Fund
(forme
rly
Federa
ted
Intern
ational
Bond
Fund)
0
..
7
5
%
N
o
n
e



Feder
ated
Invest
ment
Series
Funds
, Inc.:


Federa
ted
Bond
Fund
0
..
7
5
%
N
o
n
e






CLASS B SHARES SUBJECT TO THE BASIC LOAD SCHEDULE
(continued)

Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Federate
d MDT
Series:


Federate
d MDT
Large
Cap
Growth
Fund
0
..
7
5
%
N
o
n
e
Federate
d MDT
Small
Cap
Growth
Fund
0
..
7
5
%
N
o
n
e



Federate
d
Municip
al
Securitie
s Fund,
Inc.
0
..
7
5
%
N
o
n
e



Federate
d
Municip
al
Securitie
s
Income
Trust:


Federate
d
Municip
al High
Yield
Advanta
ge Fund
0
..
7
5
%
N
o
n
e
Federate
d New
York
Municip
al
Income
Fund
0
..
7
5
%
N
o
n
e
Federate
d
Pennsylv
ania
Municip
al
Income
Fund
0
..
7
5
%
N
o
n
e



Federate
d Total
Return
Series,
Inc.:


Federate
d Total
Return
Bond
Fund
0
..
7
5
%
N
o
n
e



Federate
d World
Investm
ent
Series,
Inc.:


Federate
d
Emergin
g Market
Debt
Fund
0
..
7
5
%
N
o
n
e
Federate
d
Internati
onal
Small-
Mid
Compan
y Fund
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e
Federate
d
Internati
onal
Leaders
Fund
0
..
7
5
%
N
o
n
e



Money
Market
Obligati
ons
Trust:


Federate
d
Governm
ent
Reserves
Fund
0
..
7
5
%
N
o
n
e


SUB-ITEM 77 Q (1):  EXHIBITS

CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor. Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class C
Shares
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
1.00% of the share price
at the time of purchase or
redemption, whichever is
lower if redeemed within
twelve months following
purchase


S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value


1
2
b
-
1

F
e
e
As set forth in the
attached Schedule


R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the
attached Schedule


O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class C Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class C
Shares that are not subject
to a contingent deferred
sales charge ("CDSC")
may be converted to any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class C Shares may be
exchanged for Class C
Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.
3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)	 WAIVER OF CDSC

*
following the death of the last surviving
shareholder or post-purchase disability,
as defined in Section 72(m)(7) of the
Internal Revenue Code of 1986;
*
	due to the termination of a trust
following the death of the trustor/grantor
or beneficiary, provided that the trust
document specifically states that the trust
is terminated upon the death
*
	representing minimum required
distributions ("RMD") from an
Individual Retirement Account or other
retirement plan as required under the
Internal Revenue Code;
*
of Shares that were reinvested within 120
days of a previous redemption;
*
of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser,
the principal underwriter and their
affiliates, employees of any investment
professional that sells Shares according
to a sales agreement with the principal
underwriter, by the immediate family
members of the above persons, and by
trusts, pension or profit-sharing plans for
the above persons;
*
of Shares originally purchased through a
program offered by a Financial
Intermediary that provides for the
purchase of Shares without imposition of
a sales charge (for example, a wrap
account, self-directed brokerage account,
retirement, or other fee-based program
offered by the Financial Intermediary)
and where the Financial Intermediary has
agreed with the principal underwriter not
to receive an advanced commission on
purchases under such program;
*
of Shares purchased with reinvested
dividends or capital gains;
*
imposed by the Fund when it closes an
account for not meeting the minimum
balance requirements; and
*
of Shares which were purchased pursuant
to an exchange privilege if the Shares
were held for the applicable CDSC
holding period.

4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C Shares on the terms set forth in the Class C Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Equ
ity
Fun
ds:


Fede
rate
d
Abs
olut
e
Retu
rn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Sma
ll
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Eme
rgin
g
Mar
kets
Equi
ty
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Glo
bal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
Cont
inen
tal
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Larg
e
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Sma
ll
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Mid
-Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Man
aged
Vola
tility
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Bear
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Equ
ity
Inco
me
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Fixe
d
Inco
me
Sec
uriti
es,
Inc.
:


Fede
rate
d
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Glo
bal
Allo
cati
on
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Gov
ern
men
t
Inco
me
Sec
uriti
es,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Hig
h
Inco
me
Bon
d
Fun
d,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Hig
h
Yiel
d
Tru
st
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Inco
me
Sec
uriti
es
Tru
st:


Fede
rate
d
Capi
tal
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Floa
ting
Rate
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Fun
d for
U.S.
Gov
ern
men
t
Secu
ritie
s
0
..
7
5
%
N
o
n
e
Fede
rate
d
Mun
i
and
Stoc
k
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Doll
arBe
ar
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Real
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e





CLASS C SHARES SUBJECT TO THE BASIC LOAD SCHEDULE
(continued)
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Inde
x
Tru
st


Fede
rate
d
Max
-Cap
Inde
x
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inte
rnat
iona
l
Seri
es,
Inc.
:


Fede
rate
d
Glo
bal
Tota
l
Retu
rn
Bon
d
Fun
d
(for
merl
y
Fede
rate
d
Inter
nati
onal
Bon
d
Fun
d)
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inve
stm
ent
Seri
es
Fun
ds,
Inc.
:


Fede
rate
d
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Seri
es:


Fede
rate
d
MD
T
All
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Bala
nced
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Larg
e
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Inco
me
Tru
st:


Fede
rate
d
Mun
icipa
l
Hig
h
Yiel
d
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Tot
al
Ret
urn
Seri
es,
Inc.
:


Fede
rate
d
Tota
l
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Wor
ld
Inve
stm
ent
Seri
es,
Inc.
:


Fede
rate
d
Eme
rgin
g
Mar
ket
Debt
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Lea
ders
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Sma
ll-
Mid
Com
pany
Fun
d
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Mo
ney
Mar
ket
Obli
gati
ons
Tru
st:


Fede
rate
d
Gov
ern
men
t
Rese
rves
Fun
d
0
..
7
5
%
N
o
n
e


SUB-ITEM 77 Q (1):  EXHIBITS

CLASS R SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)


1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class R Shares will consist of:

(i)	Excepting Federated Kaufmann Fund, sales by financial
intermediaries to retirement plans, with shareholder services provided by the retirement plan record keepers; and

(ii) 	with respect to the Federated Kaufmann Fund, (a) sales by
financial intermediaries to retirement plans; (b) the issuance of Class R Shares as provided in the Plan of Reorganization between the Federated-Kaufmann Fund and the Kaufmann Fund; (c) additional investments by former Kaufmann Fund shareholders and related persons; and (d) shareholder services provided by financial intermediaries..

Financial intermediaries and the principal underwriter may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan, in addition, financial intermediaries may receive shareholder service fees for services provided. In connection with this basic arrangement, Class R Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
M
a
x
i
m
u
m

A
m
o
u
n
t
A
l
l
o
c
a
t
e
d

C
l
a
s
s

R

S
h
a
r
e
s
S
a
l
e
s

L
o
a
d
N
o
n
e
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
N
o
n
e
R
e
d
e
m
p
t
i
o
n

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
..
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e
1
2
b
-
1

F
e
e
A
s

s
e
t
f
o
r
t
h

i
n

t
h
e

a
t
t
a
c
h
e
d

S
c
h
e
d
u
l
e

O
t
h
e
r

E
x
p
e
n
s
e
s
I
t
e
m
i
z
e
d

e
x
p
e
n
s
e
s

i
n
c
u
r
r
e
d

b
y

t
h
e

F
u
n
d

w
i
t
h

r
e
s
p
e
c
t
t
o

h
o
l
d
e
r
s

o
f
C
l
a
s
s

R

S
h
a
r
e
s

a
s

d
e
s
c
r
i
b
e
d

i
n

S
e
c
t
i
o
n

3

o
f
t
h
e

M
u
l
t
i
p
l
e

C
l
a
s
s

P
l
a
n



2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares
may be converted into
any other Share Class
of the same Fund,
provided that the
shareholder meets the
eligibility
requirements for the
Share Class into
which the conversion
is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
With respect to the
Kaufmann Fund,
shareholders who are
former shareholders
of the Kaufmann
Fund, Inc. and their
immediate family
members or
shareholders who
have purchased shares
through the financial
intermediary
relationships that
existed for the
Kaufmann Fund may
exchange their Class
R Shares for Class A
Shares of any other
fund. Investors who
are eligible to
purchase Class R
Shares (e.g. 401(k)
plans, 457 plans,
employer sponsored
403(b) plans, profit
sharing and money
purchase pension
plans, defined benefit
plans, non-qualified
deferred
compensation plans
and IRA rollovers
from such plans,
directly or through
financial
intermediaries as well
as IRAs held through
financial
intermediaries who
hold the IRAs in an
omnibus account))
may exchange their
Class R Shares into
Class R Shares of any
other Fund.  A
Grandfathered
Shareholder may
exchange into Class R
Shares of another
Fund only if such
shareholder is an
eligible investor in
the Class R Shares of
that Fund.
With respect to the
other funds, Class R
Shares may be
exchanged for Class
R Shares, including
the Kaufmann Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class R Shares will be applied to fees incurred or amounts expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to Class R Shares redeemed or exchange by employer-sponsored retirement plans.


SCHEDULE OF FUNDS
OFFERING CLASS R SHARES

The Funds set forth on this Schedule each offer Class R Shares on the terms set forth in the Class R Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

M
u
l
t
i
p
l
e

C
l
a
s
s

C
o
m
p
a
n
y

S
e
r
i
e
s
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e
s

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

F
u
n
d
s
:



F
e
d
e
r
a
t
e
d

C
l
o
v
e
r

V
a
l
u
e

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e
F
e
d
e
r
a
t
e
d

K
a
u
f
m
a
n
n

F
u
n
d
0
..
5
0
%
0
..
2
5
%
0
..
2
0
%
F
e
d
e
r
a
t
e
d

K
a
u
f
m
a
n
n

S
m
a
l
l

C
a
p

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

I
n
c
o
m
e

F
u
n
d
,

I
n
c
..
0
..
5
0
%
N
o
n
e
N
o
n
e








F
e
d
e
r
a
t
e
d

I
n
c
o
m
e

S
e
c
u
r
i
t
i
e
s

T
r
u
s
t



F
e
d
e
r
a
t
e
d

C
a
p
i
t
a
l

I
n
c
o
m
e

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e




F
e
d
e
r
a
t
e
d

I
n
d
e
x

T
r
u
s
t
:



F
e
d
e
r
a
t
e
d

M
a
x
-
C
a
p

I
n
d
e
x

F
u
n
d
0
..
5
0
%
N
o
n
e
N
o
n
e








F
e
d
e
r
a
t
e
d

U
..
S
..

G
o
v
e
r
n
m
e
n
t

S
e
c
u
r
i
t
i
e
s

F
u
n
d
:

2
-
5

Y
e
a
r
s
0
..
5
0
%
N
o
n
e
N
o
n
e








M
o
n
e
y

M
a
r
k
e
t

O
b
l
i
g
a
t
i
o
n
s

T
r
u
s
t
:



F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

O
b
l
i
g
a
t
i
o
n
s

F
u
n
d
0
..
5
0
%
0
..
2
5
%
N
o
n
e
F
e
d
e
r
a
t
e
d

P
r
i
m
e

C
a
s
h

O
b
l
i
g
a
t
i
o
n
s

F
u
n
d
0
..
5
0
%
0
..
2
5
%
N
o
n
e


SUB-ITEM 77 Q (1):  EXHIBITS

CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(
i
)
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors"):

*
An investor participating in a wrap
program or other fee-based program
sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform sponsored
by a financial intermediary where
Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
A Federated Fund;
*
An investor (including a natural
person) who acquired R6 Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
In connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries, an
investor (including a natural person)
who (1) becomes a client of an
investment advisory subsidiary of
Federated or (2) is a shareholder or
interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of a
fund reorganization transaction
pursuant to an agreement and plan of
reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated R6 Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
None
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class R6 Shares.

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may
be converted into any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class R6 Shares may be
exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.


SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer Class R6 Shares on the terms set forth in the Class R6 Shares Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small
Value Fund
  Federated Global Strategic
Value Dividend Fund
  Federated InterContinental
Fund
  Federated International
Strategic Value Dividend
Fund
  Federated Kaufmann Large
Cap Fund
  Federated MDT Mid Cap
Growth Fund
  Federated Strategic Value
Dividend Fund

Federated Fixed Income
Securities, Inc.
  Federated Strategic Income
Fund

Federated Global Allocation
Fund

Federated High Income Bond
Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities
Trust
Federated Floating Rate
Strategic Income Fund
Federated Short-Term Income
Fund

Federated Index Trust
Federated Mid-Cap Index
Fund

Federated Institutional
Trust
Federated Government
Ultrashort Duration Fund
Federated Institutional High
Yield Bond Fund
Federated Short-Intermediate
Total Return Bond Fund


Federated Investment Series
Funds,  Inc.
Federated Bond Fund

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Federated MDT All Cap Core
Fund
Federated MDT Balanced
Fund

Federated MDT Large Cap
Value Fund

Federated Total Return
Government Bond Fund

Federated Total Return
Series, Inc.
  Federated Total Return Bond
Fund

Federated World
Investment Series, Inc.

  Federated International
Leaders Fund


SUB-ITEM 77 Q (1):  EXHIBITS

INSTITUTIONAL/WEALTH SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a wrap
program or other fee-based program
sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform sponsored
by a financial intermediary where
Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the terms
of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an investment
management or advisory business, or
related investment services, products
or assets, by Federated or its
investment advisory subsidiaries, an
investor (including a natural person)
who (1) becomes a client of an
investment advisory subsidiary of
Federated or (2) is a shareholder or
interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of a
fund reorganization transaction
pursuant to an agreement and plan of
reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code;
(ii) redemptions or exchanges involving Institutional and/or Wealth Shares held in plans administered as college savings programs under
Section 529 of the Code; and (iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional Shares on the terms set forth in the Institutional/-Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Emerging
Markets
Equity
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
InterContin
ental Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Risk Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Volatility
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
DollarBear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Large
Cap
Value
Fund
(formerly
Federated
MDT
Stock
Trust)
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligations
Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Florida
Municipal
Cash Trust
0
..
2
5
%
0
..
2
5
%
N
o
n
e
Federated
Michigan
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Minnesota
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New Jersey
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Ohio
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e